Exhibit 24

                          PHH CORPORATION

                          Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS, as of this 16th day of October,1995, that the undersigned directors and officers of PHH Corporation, a Maryland corporation with offices at 11333 McCormick Road, Hunt Valley, Maryland 21031 (the "Corporation"), hereby constitute and appoint Robert D. Kunisch, Eugene A. Arbaugh, Samuel H. Wright and Gordon W. Priest, Jr., and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power of substitution and with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned as director and/or officer of the Corporation and file with the Securities and Exchange Commission ("SEC"), Washington D.C., or any other federal agency, registration statements of the Corporation under the Securities Act of 1933 on Forms S-3 and S-8, respectively, relating to (i) $2 billion of the Corporation's debt securities to be issued in one or more series from time to time and (ii) up to 450,000 shares of the Corporation's common stock to be issued under the Corporation's Amended and Restated Employee Investment Plan, or any registration or filing with any state or local jurisdiction within the United States or any foreign jurisdiction, and any exhibits or amendments to any such SEC or federal registration statement, report or filing, or state, local, or foreign registration or filing (including post-effective amendments), hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         /s/ James S. Beard           Director
         James S. Beard

         /s/ Andrew F. Brimm          Director
         Andrew F. Brimmer

         /s/ George L. Bunting        Director
         George L. Bunting, Jr.

         /s/ Alan P. Hoblitzell, Jr.  Director
         Alan P. Hoblitzell, Jr.

         /s/ Paul X. Kelley           Director
         Paul X. Kelly

                                      Director
         L. Patton Kline

         /s/ Francis P. Lucier         Director
         Francis P. Lucier

         /s/ Kent C. Nelson            Director
         Kent C. Nelson

         /s/ Donald J. Shepard         Director
         Donald J. Shepard

         /s/ Anne M. Tatlock           Director
         Anne M. Tatlock

         /s/ Alexander B. Trowbridge   Director
         Alexander B. Trowbridge

         /s/ Robert D. Kunisch         Director
         Robert D. Kunisch             Chairman of the Board,
                                       President and
                                       Chief Executive Officer

         /s/ Nan A. Grant              Controller
         Nan A. Grant

                                                                    Exhibit 24

                             PHH CORPORATION

                            Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, as of this 16th day of October,1995, that the undersigned officer of PHH Corporation, a Maryland corporation with offices at 11333 McCormick Road, Hunt Valley, Maryland 21031 (the "Corporation"), hereby constitutes and appoints Robert D. Kunisch, Eugene A. Arbaugh, Samuel H. Wright and Gordon W. Priest, Jr. and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power of substitution and with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned as officer of the Corporation and file with the Securities and Exchange Commission ("SEC"), Washington D.C., or any other federal agency, registration statements of the Corporation under the Securities Act of 1933 on Forms S-3 and S-8, respectively, relating to (i) $2 billion of the Corporation's debt securities to be issued in one or more series from time to time and (ii) up to 450,000 shares of the Corporation's common stock to be issued under the Corporation's Amended and Restated Employee Investment Plan, or any registration or filing with any state or local jurisdiction within the United States or any foreign jurisdiction, and any exhibits or amendments to any such SEC or federal registration statement, report or filing, or state, local, or foreign registration or filing (including post-effective amendments), hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.


         /s/ Roy A. Meierhenry      Senior Vice President and
             Roy A. Meierhenry      Chief Financial Officer